1 of 2
                                                                 EXHIBIT 23.(b)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To EA Industries, Inc:


As independent public accountants of BarOn Technologies Ltd., we hereby consent to the incorporation by reference of our report dated February 29, 1996, included in this Form 10-K, into EA Industries, Inc.'s previously filed Registration Statement File Nos. 333-257, 33-81892, 33-88056, 33-59509 and
33-59511.


                                 /s/ Luboshitz, Kasierer & Co., C.P.A. (Isr.)
                                 LUBOSHITZ, KASIERER & CO., C.P.A. (Isr.)
                                 A Member Firm of Andersen Worldwide, S.C.

Tel Aviv, Israel
March 25, 1996



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                                                                          2 of 2
                                                                 EXHIBIT 23.(b)

                                 March 31, 1996

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To EA Industries, Inc:


As independent public accountants of BarOn Technologies Ltd., we hereby consent to the incorporation by reference of our report dated February 29, 1996, included in this Form 10-K, into EA Industries, Inc.'s previously filed Registration Statement File Nos. 333-257, 33-81892, 33-88056, 33-59509 and
33-59511.


                                        /s/ SHIMONY YOSEF
                                        Yosef Shimony,
                                        C.P.A. (Isr.)